Divestitures and Discontinued Operations	12 Months Ended
Dec. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
Divestitures and Discontinued Operations
Divestitures and Discontinued Operations

On July 31, 2017, FIS closed on the sale of a majority ownership stake in its Capco consulting business and risk and compliance consulting business to Clayton, Dubilier & Rice L.P., by and through certain funds that it manages ("CD&R"), for cash proceeds of approximately $469 million, resulting in a pre-tax loss of approximately $41 million. The divestiture is consistent with our strategy to focus on our IP-led businesses. CD&R acquired preferred units convertible into 60% of the common units of the venture, Cardinal Holdings, L.P. ("Cardinal") and FIS obtained common units representing the remaining 40%, in each case before equity is issued to management. The preferred units are entitled to a quarterly dividend at an annual rate of 12%, payable in cash (if available) or additional preferred units at FIS' option. The businesses sold were included within the GFS and IFS segments. The sale did not meet the standard necessary to be reported as discontinued operations; therefore, the pre-tax loss and related prior period earnings remain reported within earnings from continuing operations. Prior to the sale, the Capco consulting business and risk and compliance consulting business' pre-tax earnings, excluding certain unallocated corporate costs, for the periods ended December 31, 2017, 2016 and 2015 were $14 million, $55 million, and $60 million, respectively.

FIS' 40% ownership in Cardinal was initially valued at $172 million and was recorded as an equity method investment included within other noncurrent assets on the Consolidated Balance Sheet. After the sale on July 31, 2017, FIS began to recognize the investment earnings in after-tax equity method investment earnings outside of operating income and segment Adjusted EBITDA. For periods prior to July 31, 2017, the Capco consulting business and risk and compliance consulting business were included within operating income and segment Adjusted EBITDA.

On February 1, 2017, the Company closed on the sale of the PS&E business for $850 million, resulting in a pre-tax gain of $85 million. The transaction included all PS&E solutions, which provided a comprehensive set of technology solutions to address public safety and public administration needs of government entities as well as the needs of K-12 school districts. The divestiture is consistent with our strategy to serve the financial services markets. Cash proceeds were used to reduce outstanding debt (Note 12). Net cash proceeds after payment of taxes and transaction-related expenses were approximately $500 million. The PS&E business was included in the Corporate and Other segment. The sale did not meet the standard necessary to be reported as discontinued operations; therefore, the gain and related prior period earnings remain reported within earnings from continuing operations. Prior to the sale, PS&E's pre-tax earnings, excluding certain unallocated corporate costs, for the periods ended December 31, 2017, 2016 and 2015 were $3 million, $42 million, and $6 million, respectively.

During the second quarter of 2015, we sold certain assets associated with our gaming industry check warranty business, resulting in a pre-tax gain of $139 million, which is included in Other income (expense), net. The sale did not meet the standard necessary to be reported as discontinued operations; therefore, the gain and related prior period earnings remain reported within earnings from continuing operations.

As described below, certain operations are reported as discontinued in the Consolidated Statements of Earnings for the years ended December 31, 2017, 2016 and 2015. The earnings (losses) of the businesses included in discontinued operations for the periods presented were as follows:

Earnings (loss) from discontinued operations net of tax:	2017	2016	2015
eCas business line	$—	$—	$(4)
Participacoes operations	—	1	(3)
Total discontinued operations	$—	$1	$(7)

China eCas Business Line

During the second quarter of 2014, the Company committed to a plan to sell our business operation that provides eCas core banking software solutions to small financial institutions in China because it did not align with our strategic plans. We entered into a purchase agreement in January 2015 to sell this business and the transaction closed during the second quarter of 2015.

Brazil Item Processing and Remittance Services Operations

During the third quarter of 2010, the Company decided to pursue strategic alternatives for Fidelity National Participacoes Ltda. (“Participacoes”). Participacoes' processing volume was transitioned to other vendors or back to its clients during the second quarter of 2011. Participacoes had earnings (losses) before taxes of $0 million, $2 million and $(5) million during the years ended December 31, 2017, 2016 and 2015, respectively. The shut-down activities involved the transfer and termination of approximately 2,600 employees, which was completed in 2011. Former employees generally had up to two years from the date of terminations, extended through April 2013, to file labor claims and a number of them did file labor claims. As of December 31, 2017, there were approximately 320 active claims remaining. Consequently, we have continued exposure on these active claims, which were not transferred with other assets and liabilities in the disposal. Our accrued liability for active labor claims, net of $9 million in court ordered deposits, is $9 million as of December 31, 2017. Any changes in the estimated liability related to these labor claims will be recorded as discontinued operations.